UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2017

Park Hotels & Resorts Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Blvd., Suite 1000 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

7930 Jones Branch Drive, Suite 1100

McLean, Virginia 22102

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with Hilton and HGV Related to the Spin-Off

On January 2, 2017, Park Hotels & Resorts Inc. (the “Company” or “Park”) entered into several agreements with Hilton Worldwide Holdings Inc. (“Hilton”) and Hilton Grand Vacations Inc. (“HGV”) in connection with the previously announced spin-off (the “spin-off”) of the Company and HGV from Hilton, including the following:

Distribution Agreement. The Company entered into a Distribution Agreement with Hilton and HGV regarding the principal actions taken or to be taken in connection with the spin-off. The Distribution Agreement provides for certain transfers of assets and assumptions of liabilities by each of Hilton, Park and HGV and the settlement or extinguishment of certain liabilities and other obligations among Hilton, Park and HGV. In particular, the Distribution Agreement provides that, subject to the terms and conditions contained in the Distribution Agreement:

•	all of the assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) associated with the separated real estate business will be retained by or transferred to the Company or its subsidiaries;
•	all of the assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) associated with the timeshare business will be retained by or transferred to HGV or its subsidiaries;
•	all other assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) of Hilton will be retained by or transferred to Hilton or its subsidiaries (other than the Company, HGV and their respective subsidiaries);
•	liabilities (including whether accrued, contingent or otherwise) related to, arising out of or resulting from businesses of Hilton that were previously terminated or divested will be allocated among the parties to the extent formerly owned or managed by or associated with such parties or their respective businesses;
•	each of the Company and HGV will assume or retain any liabilities (including under applicable federal and state securities laws) relating to, arising out of or resulting from the Form 10 registering its respective common stock distributed by Hilton in the spin-off and from any disclosure documents that offer for sale securities in transactions related to the spin-off, subject to exceptions for certain information for which Hilton will retain liability; and
•	except as otherwise provided in the Distribution Agreement or any ancillary agreement, Hilton will generally be responsible for any costs or expenses incurred by each of Hilton, Park and HGV in connection with the spin-off and the transactions contemplated by the Distribution Agreement, including costs and expenses relating to legal counsel, financial advisors and accounting advisory work related to the spin-off.

In addition, notwithstanding the allocation described above, the Company, HGV and Hilton have agreed that losses related to certain contingent liabilities (and related costs and expenses) that generally are not specifically attributable to any of the separated real estate business, the timeshare business or the retained business of Hilton (“Shared Contingent Liabilities”) will be apportioned among the parties according to fixed percentages of 65%, 26% and 9% for Hilton, Park and HGV, respectively. Examples of Shared Contingent Liabilities may include uninsured losses arising from actions (including derivative actions) against current or former directors or officers of Hilton or its subsidiaries in respect of acts or omissions occurring prior to the completion of the spin-off, or against current or former directors or officers of any of Hilton, Park or HGV, or any of their respective subsidiaries, arising out of, in connection with, or otherwise relating to, the spin-off, subject to certain exceptions described in the Distribution Agreement. In addition, costs and expenses of, and indemnification obligations to, third party professional advisors arising out of the foregoing actions also may be subject to these provisions. Subject to certain limitations and exceptions, Hilton will generally be vested with the exclusive management and control of all matters pertaining to any such Shared Contingent Liabilities, including the prosecution of any claim and the conduct of any defense. The Distribution Agreement also provides for cross-indemnities that, except as otherwise provided in the Distribution Agreement, are principally designed to place financial responsibility for the obligations and liabilities of each business with the appropriate company.

Employee Matters Agreement. The Company entered into an Employee Matters Agreement with Hilton and HGV that governs the respective rights, responsibilities and obligations of Hilton, Park and HGV after the spin-off with respect to transferred employees, defined benefit pension plans, defined contribution plans, non-qualified retirement plans, employee health and welfare benefit plans, incentive plans, equity-based awards, collective bargaining agreements and other employment, compensation and benefits-related matters. The Employee Matters Agreement provides for, among other things, the allocation and treatment of assets and liabilities arising out of incentive plans, retirement plans and employee health and welfare benefit plans in which Park and HGV employees participated prior to the spin-off, and continued participation by HGV and Park employees in certain of Hilton’s compensation and benefit plans for a specified period of time following the spin-off. Generally, other than with respect to certain specified compensation and benefit plans and liabilities, each of Park and HGV will assume or retain sponsorship of, and the liabilities relating to, compensation and benefit plans and employee-related liabilities relating to its current and former employees. The Employee Matters Agreement also provides that outstanding Hilton equity-based awards will be equitably adjusted or converted into Park or HGV awards, as applicable, in connection with the spin-off. After the spin-off, Park and HGV employees will no longer actively participate in Hilton’s benefit plans or programs (other than specified compensation and benefit plans), and each of Park and HGV has established or will establish plans or programs for its employees as described in the Employee Matters Agreement. Park and HGV also have established or will establish or maintain plans and programs outside of the United States as may be required under applicable law or pursuant to the Employee Matters Agreement.

Tax Matters Agreement. The Company entered into a Tax Matters Agreement with Hilton and HGV that governs the respective rights, responsibilities and obligations of Hilton, Park and HGV after the spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. Although binding between the parties, the Tax Matters Agreement is not binding on the IRS. Each of Park and HGV will continue to have several liability with Hilton to the IRS for the consolidated U.S. federal income taxes of the Hilton consolidated group relating to the taxable periods in which Park and HGV were part of that group. The Tax Matters Agreement specifies the portion, if any, of this tax liability for which Park and HGV will bear responsibility, and each party has agreed to indemnify the other two against any amounts for which they are not responsible. The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the spin-off is not tax-free. In general, under the Tax Matters Agreement, each party is expected to be responsible for any taxes imposed on Hilton that arise from the failure of the spin-off and certain related transactions to qualify as a tax-free transaction for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), as applicable, and certain other relevant provisions of the Code, to the extent that the failure to qualify is attributable to actions taken by such party (or with respect to such party’s stock). The parties will share responsibility in accordance with sharing percentages of 65% for Hilton, 26% for Park, and 9% for HGV for any such taxes imposed on Hilton that are not attributable to actions taken by a particular party.

The Tax Matters Agreement also provides for certain covenants that may restrict the Company’s ability to pursue strategic or other transactions that otherwise could maximize the value of its business, including, for two years after the spin-off:

•	engaging in any transaction involving the acquisition of shares of Park stock or certain issuances of shares of Park stock (other than with respect to the purging distribution described in the Company’s Information Statement (the “Information Statement”) included in the Company’s Registration Statement on Form 10, as amended, which was filed on November 23, 2016 (the “Registration Statement”));
•	merging or consolidating with any other person or dissolving or liquidating in whole or in part;
•	selling or otherwise disposing of, or allowing the sale or other disposition of, more than 35% of the Company’s consolidated gross or net assets; or
•	repurchasing shares of Park stock, except in certain circumstances.

These restrictions are generally inapplicable in the event that the IRS has granted a favorable ruling to Hilton, Park or HGV or in the event that Hilton, Park or HGV has received an opinion from a tax advisor, in either case to the effect that it can take such actions without adversely affecting the tax-free status of the spin-off and related transactions.

Transition Services Agreement. The Company entered into a Transition Services Agreement with Hilton and HGV under which Hilton or one of its affiliates will provide Park and HGV with certain services for a limited time to help ensure an orderly transition following the spin-off. The services that Hilton agreed to provide under the Transition Services Agreement may include certain finance, information technology, human resources and compensation, facilities, legal and compliance and other services. Park and HGV will pay Hilton for any such services at agreed amounts as set forth in the Transition Services Agreement. In addition, for a specified term, Park or HGV and Hilton may mutually agree on additional services that were provided by Hilton prior to the completion of the spin-off at pricing based on market rates reasonably agreed to by the parties.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement, which are filed herewith as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Blackstone Stockholders Agreement

In addition, in connection with the spin-off, on January 2, 2017, the Company entered into a Stockholders Agreement with certain stockholders, including certain affiliates of The Blackstone Group L.P. (collectively, “Blackstone”).

Under the Stockholders Agreement, Blackstone may designate a number of directors equal to: (i) if Blackstone and the other owners of Hilton prior to its December 2013 initial public offering (collectively, “pre-IPO owners”) beneficially own at least 50% of Park’s outstanding common stock, 50% of the total number of directors comprising the board of directors, rounded down to the nearest whole number; (ii) if the pre-IPO owners beneficially own at least 40% (but less than 50%) of Park’s outstanding common stock, 40% of the total number of directors comprising the board of directors, rounded down to the nearest whole number; (iii) if the pre-IPO owners beneficially own at least 30% (but less than 40%) of Park’s outstanding common stock, 30% of the total number of directors comprising the board of directors, rounded down to the nearest whole number; (iv) if the pre-IPO owners beneficially own at least 20% (but less than 30%) of Park’s outstanding common stock, either (x) 20% of the total number of directors comprising the board of directors, rounded down to the nearest whole number, if the total number of directors is 10 or more or (y) the lowest whole number that is greater than 20% of the total number of directors comprising the board of directors if the total number of directors is less than 10; and (v) if the pre-IPO owners beneficially own at least 5% (but less than 20%) of Park’s outstanding common stock, the lowest whole number that is greater than 10% of the total number of directors comprising the board of directors. The above-described provisions of the Stockholders Agreement will remain in effect until Blackstone is no longer entitled to nominate a director pursuant to the Stockholders Agreement, unless Blackstone requests that they terminate at an earlier date.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The spin-off described in the Information Statement was consummated on January 3, 2017.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain Benefit Plans

On January 3, 2017, the Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and the Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors (the “Stock Plan for Non-Employee Directors”) became effective following their approval and adoption by the Company’s board of directors and sole stockholder, and the Park Hotels & Resorts Inc. 2017 Executive Deferred Compensation Plan (the “Executive Deferred Compensation Plan”) became effective following its approval and adoption by the Company’s board of directors. The material terms of the Omnibus Incentive Plan, the Stock Plan for Non-Employee Directors and the Executive Deferred Compensation Plan are described in the Information Statement under the section entitled “Executive and Director Compensation—Park Parent 2017 Omnibus Incentive Plan,” “Executive and Director Compensation—Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors” and “Executive and Director Compensation—Non-Qualified Deferred Compensation,” respectively, which sections the Company is filing as Exhibit 99.1 to this Current Report on Form 8-K and which are incorporated by reference into this Item 5.02. The foregoing summaries and incorporated descriptions of the Omnibus Incentive Plan, the Stock Plan for Non-Employee Directors and the Executive Deferred Compensation Plan are qualified in their entirety by reference to the full text of the Omnibus Incentive Plan, the Stock Plan for Non-Employee Directors and the Executive Deferred Compensation Plan, which are filed herewith as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On January 3, 2017, the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), in substantially the same form previously filed as Exhibit 3.1 to the Registration Statement, became effective following its approval and adoption by the Company’s board of directors and sole stockholder, and the Company’s Amended and Restated By-laws (the “Amended and Restated By-laws”), in substantially the same form previously filed as Exhibit 3.2 to the Registration Statement, became effective following its approval and adoption by the Company’s board of directors. Upon effectiveness of the Amended and Restated Certificate of Incorporation, the Company’s issued and outstanding shares of common stock were reclassified into an aggregate of 197,605,195 shares, all of which were distributed by Hilton to its stockholders in the spin-off. A description of the material terms of each of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is included in the Information Statement under the section entitled “Description of Capital Stock” which section the Company is filing as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.03.

The Company’s corporate governance includes the following notable features:

•	the Company’s board of directors is not classified, each of the Company’s directors is subject to re-election annually and the Company will not classify its board of directors in the future without the approval of its stockholders;
•	under the Amended and Restated By-laws and the Company’s Corporate Governance Guidelines, directors (other than any person nominated or designated pursuant to any agreement or arrangement to which the Company is party) who fail to receive a majority of the votes cast in uncontested elections are required to submit their resignation to the Company’s board of directors;
•	the Company’s independent directors will meet regularly in executive sessions;
•	the Company does not have a stockholder rights plan, and if its board of directors were ever to adopt a stockholder rights plan in the future without prior stockholder approval, the board of directors would either submit the plan to stockholders for ratification or cause the rights plan to expire within one year; and
•	the Company has implemented or will implement a range of other corporate governance best practices, including placing limits on the number of directorships held by its directors to prevent “overboarding” and implementing a director education program.

The foregoing summaries and incorporated descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events

On January 4, 2017, Hilton, Park and HGV issued a joint press release announcing the consummation of the spin-off. The press release is attached hereto as Exhibit 99.2.

Safe Harbor Statement

This report contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, benefits resulting from its separation from Hilton, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in such forward-looking statements. You should not put undue reliance on any forward-looking statements contained herein. The Company does not have any intention or obligation to update forward-looking statements.

The risk factors discussed under the section entitled “Risk Factors” in the Information Statement, as well as the Company’s other filings with the Securities and Exchange Commission, could cause the Company’s results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that the Company is unable to predict at this time or that it currently does not expect to have a material adverse effect on its business. Any such risks could cause the Company’s results to differ materially from those expressed in forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Distribution Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc.

Exhibit 3.2	Amended and Restated By-Laws of Park Hotels & Resorts Inc.

Exhibit 10.1	Employee Matters Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 10.2	Tax Matters Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 10.3	Transition Services Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc., dated as of January 2, 2017.

Exhibit 10.4	Stockholders Agreement among Park Hotels & Resorts Inc. and the other parties thereto, dated as of January 2, 2017.

Exhibit 10.5	Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan, dated as of January 3, 2017.

Exhibit 10.6	Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors, dated as of January 3, 2017.

Exhibit 10.7	Park Hotels & Resorts Inc. 2017 Executive Deferred Compensation Plan, dated as of January 3, 2017.

Exhibit 99.1	Excerpts from Park Hotels & Resorts Inc.’s Information Statement, dated as of November 23, 2016.

Exhibit 99.2	Press Release dated January 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Hotels & Resorts Inc.

By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer

Date: January 4, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Distribution Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc.

Exhibit 3.2	Amended and Restated By-Laws of Park Hotels & Resorts Inc.

Exhibit 10.1	Employee Matters Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 10.2	Tax Matters Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc., Hilton Grand Vacations Inc. and Hilton Domestic Operating Company Inc., dated as of January 2, 2017.

Exhibit 10.3	Transition Services Agreement by and among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc., dated as of January 2, 2017.

Exhibit 10.4	Stockholders Agreement among Park Hotels & Resorts Inc. and the other parties thereto, dated as of January 2, 2017.

Exhibit 10.5	Park Hotels & Resorts Inc. 2017 Omnibus Incentive Plan, dated as of January 3, 2017.

Exhibit 10.6	Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors, dated as of January 3, 2017.

Exhibit 10.7	Park Hotels & Resorts Inc. 2017 Executive Deferred Compensation Plan, dated as of January 3, 2017.

Exhibit 99.1	Excerpts from Park Hotels & Resorts Inc.’s Information Statement, dated as of November 23, 2016.

Exhibit 99.2	Press Release dated January 4, 2017.